Cincinnati Financial Corporation

Supplemental Financial Data

for the period ending September 30, 2012

6200 South Gilmore Road

Fairfield, Ohio 45014-5141

www.cinfin.com

Investor Contact:	Media Contact:	Shareholder Contact:
Dennis E. McDaniel	Joan O. Shevchik	Jerry L. Litton
(513) 870-2768	(513) 603-5323	(513) 870-2639

	A.M. Best	Fitch	Moody’s	Standard & Poor’s
Cincinnati Financial Corporation
Corporate Debt	a-	BBB+	A3	BBB

The Cincinnati Insurance Companies
Insurer Financial Strength

Property Casualty Group
Standard Market Subsidiaries:	A+	–	A1	A
The Cincinnati Insurance Company	A+	A+	A1	A
The Cincinnati Indemnity Company	A+	A+	A1	A
The Cincinnati Casualty Company	A+	A+	A1	A
Surplus Lines Subsidiary:
The Cincinnati Specialty Underwriters Insurance Company	A	–	–	–

The Cincinnati Life Insurance Company	A	A+	–	A

Ratings are as of October 24, 2012, under continuous review and subject to change and/or affirmation. For the current ratings, select Financial Strength on www.cinfin.com.

The consolidated financial statements and financial exhibits that follow are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes included with our periodic filings with the U.S. Securities and Exchange Commission. The results of operations for interim periods may not be indicative of results to be expected for the full year.

Cincinnati Financial Corporation

Supplemental Financial Data

Third Quarter 2012

Definitions of Non-GAAP Information and
Reconciliation to Comparable GAAP Measures

Cincinnati Financial Corporation prepares its public financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). Statutory data is prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual and therefore is not reconciled to GAAP data.

Management uses certain non-GAAP and non-statutory financial measures to evaluate its primary business areas – property casualty insurance, life insurance and investments. Management uses these measures when analyzing both GAAP and non-GAAP measures to improve its understanding of trends in the underlying business and to help avoid incorrect or misleading assumptions and conclusions about the success or failure of company strategies. Management adjustments to GAAP measures generally: apply to non-recurring events that are unrelated to business performance and distort short-term results; involve values that fluctuate based on events outside of management’s control; or relate to accounting refinements that affect comparability between periods, creating a need to analyze data on the same basis.

•	Operating income: Operating income is calculated by excluding net realized investment gains and losses (defined as realized investment gains and losses after applicable federal and state income taxes) from net income. Management evaluates operating income to measure the success of pricing, rate and underwriting strategies. While realized investment gains (or losses) are integral to the company’s insurance operations over the long term, the determination to realize investment gains or losses in any period may be subject to management’s discretion and is independent of the insurance underwriting process. Also, under applicable GAAP accounting requirements, gains and losses can be recognized from certain changes in market values of securities without actual realization. Management believes that the level of realized investment gains or losses for any particular period, while it may be material, may not fully indicate the performance of ongoing underlying business operations in that period.

For these reasons, many investors and shareholders consider operating income to be one of the more meaningful measures for evaluating insurance company performance. Equity analysts who report on the insurance industry and the company generally focus on this metric in their analyses. The company presents operating income so that all investors have what management believes to be a useful supplement to GAAP information.

•	Statutory accounting rules: For public reporting, insurance companies prepare financial statements in accordance with GAAP. However, insurers also must calculate certain data according to statutory accounting rules as defined in the NAIC’s Accounting Practices and Procedures Manual, which may be, and has been, modified by various state insurance departments. Statutory data is publicly available, and various organizations use it to calculate aggregate industry data, study industry trends and compare insurance companies.
•	Written premium: Under statutory accounting rules, property casualty written premium is the amount recorded for policies issued and recognized on an annualized basis at the effective date of the policy. Management analyzes trends in written premium to assess business efforts. Earned premium, used in both statutory and GAAP accounting, is calculated ratably over the policy term. The difference between written and earned premium is unearned premium.

CINF 2012 Third-Quarter Supplemental Financial Data

3

Cincinnati Financial Corporation

Quick Reference - Third Quarter 2012

(all data shown is for the three months ended or as of September 30, 2012)

		Year over year			Year over year change %
	9/30/2012	change %		9/30/2012
Revenues:			Benefits and expenses:

Commercial lines net written premiums	$619	13	Commercial lines loss and loss expenses	$352	(18)
Personal lines net written premiums	253	14	Personal lines loss and loss expenses	152	(10)
Excess & surplus lines net written premiums	27	23	Excess & surplus lines loss and loss expenses	21	75
Property casualty net written premiums	899	14	Life and health contract holders' benefits incurred	46	(6)
Life and accident and health net written premiums	47	6	Underwriting, acquisition and insurance expenses	296	14
Annuity net written premiums	12	(33)	Interest expenses	14	8
Life, annuity and accident and health net written premiums	59	(5)	Other operating expenses	2	(50)
Commercial lines net earned premiums	607	9	Total benefits & expenses	883	(5)
Personal lines net earned premiums	219	13	Income before income taxes	152	nm
Excess & surplus lines net earned premiums	25	32	Total income tax	41	nm
Property casualty net earned premiums	851	11
Fee revenue	1	0	Balance Sheet:
Life and accident and health net earned premiums	38	(12)
Investment income	132	2	Fixed maturity investments	$9,116
Realized gains on investments	10	nm	Equity securities	3,349
Other revenue	3	0	Other invested assets	68
Total revenues	1,035	10	Total invested assets	$12,533

			Equity in net assets of subsidiaries	$5,011

			Loss and loss expense reserves	$4,344
			Life policy and investment contract reserves	2,285
Income:			Long-term debt and capital lease obligation	828
			Shareholders' equity	5,359
Operating income	$105	425
Net realized investment gains and losses	6	nm	Key ratios:
Net income	111	484
			Commercial lines GAAP combined ratio	90.2%
			Personal lines GAAP combined ratio	105.7
			Excess & surplus lines GAAP combined ratio	111.5
			Property casualty GAAP combined ratio	94.8
Per share (diluted):
			Commercial lines STAT combined ratio	91.1%
Operating income	$0.64	392	Personal lines STAT combined ratio	98.3
Net realized investment gains and losses	0.04	nm	Excess & surplus lines STAT combined ratio	113.1
Net income	0.68	467	Property casualty STAT combined ratio	93.5
Book value	32.95	12
Weighted average shares in thousands	163,857	0	Value creation ratio	5.4%

CINF 2012 Third-Quarter Supplemental Financial Data

4

Cincinnati Financial Corporation
Consolidated Statements of Income for the Nine Months Ended September 30, 2012

(In millions)	CFC	CONSOL P&C	CLIC	CFC-I	ELIM	Total
Revenues:
Premiums earned:
Property casualty	$-	$2,612	$-	$-	$(1)	$2,611
Life	-	-	166	-	-	166
Accident health	-	-	5	-	-	5
Premiums ceded	-	(137)	(40)	-	-	(177)
Total earned premium	-	2,475	131	-	(1)	2,605
Investment income	30	262	103	-	-	395
Realized gain on investments	17	6	5	1	-	29
Fee revenue	-	4	-	-	-	4
Other revenue	11	2	1	5	(11)	8
Total revenues	$58	$2,749	$240	$6	$(12)	$3,041

Benefits & expenses:
Losses & policy benefits	$-	$1,749	$172	$-	$-	$1,921
Reinsurance recoveries	-	(45)	(36)	-	-	(81)
Underwriting, acquisition and insurance expenses	-	798	59	-	-	857
Other operating expenses	20	-	-	2	(12)	10
Interest expense	40	-	-	1	-	41
Total expenses	$60	$2,502	$195	$3	$(12)	$2,748

Income (loss) before income taxes	$(2)	$247	$45	$3	$-	$293

Provision (benefit) for income taxes:
Current operating income	$(11)	$60	$-	$1	$-	$50
Capital gains/losses	6	2	2	-	-	10
Deferred	-	(10)	14	-	-	4
Total provision (benefit) for income taxes	$(5)	$52	$16	$1	$-	$64

Operating income (loss)	$(8)	$191	$26	$1	$-	$210

Net income - current year	$3	$195	$29	$2	$-	$229

Net income - prior year	$3	$18	$7	$1	$1	$30

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.

CINF 2012 Third-Quarter Supplemental Financial Data

5

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Three Months Ended September 30, 2012

(In millions)	CFC	CONSOL P&C	CLIC	CFC-I	ELIM	Total
Revenues:
Premiums earned:
Property casualty	$-	$898	$-	$-	$-	$898
Life	-	-	51	-	-	51
Accident health	-	-	2	-	-	2
Premiums ceded	-	(48)	(14)	-	-	(62)
Total earned premium	-	850	39	-	-	889
Investment income	10	87	35	-	-	132
Realized gain on investments	2	4	4	-	-	10
Fee revenue	-	1	-	-	-	1
Other revenue	4	-	1	2	(4)	3
Total revenues	$16	$942	$79	$2	$(4)	$1,035

Benefits & expenses:
Losses & policy benefits	$-	$560	$62	$-	$-	$622
Reinsurance recoveries	-	(35)	(16)	-	-	(51)
Underwriting, acquisition and insurance expenses	-	282	14	-	-	296
Other operating expenses	6	-	-	-	(4)	2
Interest expense	14	-	-	-	-	14
Total expenses	$20	$807	$60	$-	$(4)	$883

Income before income taxes	$(4)	$135	$19	$2	$-	$152

Provision (benefit) for income taxes:
Current operating income	$(8)	$37	$1	$-	$-	$30
Capital gains/losses	1	2	1	-	-	4
Deferred	4	(1)	4	-	-	7
Total provision (benefit) for income taxes	$(3)	$38	$6	$-	$-	$41

Operating income (loss)	$(2)	$95	$10	$2	$-	$105

Net income - current year	$(1)	$97	$13	$2	$-	$111

Net income - prior year	$3	$10	$6	$-	$-	$19

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.

CINF 2012 Third-Quarter Supplemental Financial Data

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Cincinnati Financial Corporation Insurance Subsidiaries
Selected Balance Sheet Data

(In millions)
	12/31/12	9/30/12	6/30/12	3/31/12	12/31/11	9/30/11	6/30/11	3/31/11
Cincinnati Insurance Consolidated
Fixed maturities (fair value)		$6,082	$6,067	$6,004	$5,917	$5,975	$5,954	$5,850
Equities (fair value)		2,355	2,246	2,264	2,131	1,865	2,113	2,203
Fixed maturities - pretax net unrealized gain		566	502	482	461	439	388	320
Equities - pretax net unrealized gain		769	669	731	594	361	631	670
Loss and loss expense reserves - STAT		3,938	4,006	3,938	3,906	4,013	3,971	3,853
Equity GAAP		4,965	4,794	4,864	4,740	4,507	4,686	4,706
Surplus - STAT		3,815	3,722	3,835	3,747	3,513	3,743	3,833

The Cincinnati Life Insurance Company
Fixed maturities (fair value)		$2,911	$2,821	$2,736	$2,629	$2,652	$2,528	$2,449
Equities (fair value)		17	17	17	16	28	37	102
Fixed maturities - pretax net unrealized gain		289	242	223	195	197	174	149
Equities - pretax net unrealized gain		7	7	7	6	12	19	25
Equity - GAAP		850	811	792	770	766	779	752
Surplus - STAT		277	281	281	281	268	309	308

CINF 2012 Third-Quarter Supplemental Financial Data

7

Consolidated Cincinnati Insurance Companies
Statutory Statements of Income

	For the Three Months Ended September 30,				For the Nine Months Ended September 30,
(Dollars in millions)	2012	2011	Change	% Change	2012	2011	Change	% Change
Underwriting income
Net premiums written	$898	$791	$107	14	$2,645	$2,338	$307	13
Unearned premiums increase	47	22	25	114	170	94	76	81
Earned premiums	$851	$769	$82	11	$2,475	$2,244	$231	10

Losses incurred	$450	$503	$(53)	(11)	$1,446	$1,604	$(158)	(10)
Allocated loss expenses incurred	31	50	(19)	(38)	113	145	(32)	(22)
Unallocated loss expenses incurred	44	56	(12)	(21)	145	149	(4)	(3)
Other underwriting expenses incurred	281	242	39	16	811	726	85	12
Workers compensation dividend incurred	5	3	2	67	11	11	-	0

Total underwriting deductions	$811	$854	$(43)	(5)	$2,526	$2,635	$(109)	(4)
Net underwriting profit (loss)	$40	$(85)	$125	nm	$(51)	$(391)	$340	87

Investment income
Gross investment income earned	$90	$89	$1	1	$270	$272	$(2)	(1)
Net investment income earned	89	88	1	1	266	268	(2)	(1)
Net realized capital gains (losses)	6	(2)	8	nm	6	58	(52)	(90)
Net investment gains (excl. subs)	$95	$86	$9	10	$272	$326	$(54)	(17)
Dividend from subsidiary	-	25	(25)	-	-	25	(25)	nm
Net investment gains (net of tax)	$95	$111	$(16)	(14)	$272	$351	$(79)	(23)

Other income	$1	$2	$(1)	(50)	$4	$4	$-	0

Net income (loss) before federal income taxes	$136	$28	$108	386	$225	$(36)	$261	nm
Federal and foreign income taxes incurred	$35	$16	$19	119	$57	$(42)	$99	nm
Net income (statutory)	$101	$12	$89	742	$168	$6	$162	nm

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.

* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

*Excludes CSU Producers Resources Inc.

CINF 2012 Third-Quarter Supplemental Financial Data

8

Consolidated Cincinnati Insurance Companies
Losses Incurred Detail

(In millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/12	9/30/12	6/30/12	3/31/12	12/31/11	9/30/11	6/30/11	3/31/11	6/30/12	6/30/11	9/30/12	9/30/11	12/31/12	12/31/11
Consolidated
New losses greater than $4,000,000		$21	$4	$10	$21	$18	$5	$11	$15	$16	$36	$34		$56
New losses $1,000,000-$4,000,000		39	47	31	47	45	33	49	78	83	117	128		173
New losses $250,000-$1,000,000		50	58	43	53	59	52	55	102	106	152	165		217
Case reserve development above $250,000		60	55	67	68	57	51	34	122	85	182	142		210
Large losses subtotal		$170	$164	$151	$189	$179	$141	$149	$317	$290	$487	$469		$656
IBNR incurred		(25)	7	19	(11)	-	18	33	26	51	2	51		39
Catastrophe losses incurred		62	146	89	(25)	90	289	40	233	329	295	419		395
Remaining incurred		242	234	187	194	234	218	213	421	430	662	664		859
Total losses incurred		$449	$551	$446	$347	$503	$666	$435	$997	$1,100	$1,446	$1,603		$1,949
Commercial Lines
New losses greater than $4,000,000		$21	$4	$10	$21	$18	$6	$11	$15	$16	$36	$34		$56
New losses $1,000,000-$4,000,000		30	33	24	38	40	30	40	56	70	86	110		148
New losses $250,000-$1,000,000		33	36	31	35	45	39	37	68	77	101	122		156
Case reserve development above $250,000		56	51	64	58	52	46	31	115	77	171	129		187
Large losses subtotal		$140	$124	$129	$152	$155	$121	$119	$254	$240	$394	$395		$547
IBNR incurred		(21)	6	-	(5)	1	11	24	6	35	(14)	36		31
Catastrophe losses incurred		43	89	39	(18)	58	157	26	127	183	170	241		223
Remaining incurred		138	132	105	101	130	124	131	237	255	374	385		486
Total losses incurred		$300	$351	$273	$230	$344	$413	$300	$624	$713	$924	$1,057		$1,287
Personal Lines
New losses greater than $4,000,000		$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-		$-
New losses $1,000,000-$4,000,000		9	13	5	9	4	3	9	18	13	27	17		25
New losses $250,000-$1,000,000		14	18	8	13	11	10	14	26	23	40	35		48
Case reserve development above $250,000		1	3	2	8	4	4	3	5	7	6	11		19
Large losses subtotal		$24	$34	$15	$30	$19	$17	$26	$49	$43	$73	$63		$92
IBNR incurred		(10)	(4)	14	(4)	(3)	4	4	11	9	-	6		1
Catastrophe losses incurred		18	56	49	(6)	32	131	14	105	145	123	177		171
Remaining incurred		101	100	81	90	103	91	80	181	170	283	273		364
Total losses incurred		$133	$186	$159	$110	$151	$243	$124	$346	$367	$479	$519		$628
Excess & Surplus Lines
New losses greater than $4,000,000		$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-		$-
New losses $1,000,000-$4,000,000		1	1	2	-	1	-	-	3	-	4	1		-
New losses $250,000-$1,000,000		3	4	4	5	3	2	4	8	6	11	8		13
Case reserve development above $250,000		2	1	1	2	1	1	-	3	1	5	2		4
Large losses subtotal		$6	$6	$7	$7	$5	$3	$4	$14	$7	$20	$11		$17
IBNR incurred		6	5	5	(2)	2	3	5	9	7	16	9		7
Catastrophe losses incurred		-	1	1	(1)	-	1	-	2	1	2	1		1
Remaining incurred		3	2	1	3	1	2	2	3	5	5	6		9
Total losses incurred		$15	$14	$14	$7	$8	$9	$11	$28	$20	$43	$27		$34

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. The sum of quarterly amounts may not equal the full year as each is computed independently.

* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF 2012 Third-Quarter Supplemental Financial Data

9

Cincinnati Insurance Companies
Loss Ratio Detail

	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/12	9/30/12	6/30/12	3/31/12	12/31/11	9/30/11	6/30/11	3/31/11	6/30/12	6/30/11	9/30/12	9/30/11	12/31/12	12/31/11
Consolidated
New losses greater than $4,000,000		2.5%	0.5%	1.3%	2.8%	2.3%	0.8%	1.4%	0.9%	1.1%	1.4%	1.5%		1.9%
New losses $1,000,000-$4,000,000		4.6	5.7	3.9	5.7	5.8	4.6	6.7	4.8	5.6	4.7	5.7		5.7
New losses $250,000-$1,000,000		5.9	7.1	5.5	6.6	7.7	7.0	7.3	6.2	7.2	6.2	7.4		7.2
Case reserve development above $250,000		7.0	6.7	8.3	8.7	7.5	6.9	4.6	7.5	5.8	7.4	6.3		6.9
Large losses subtotal		20.0%	20.0%	19.0%	23.8%	23.3%	19.3%	20.0%	19.4%	19.7%	19.7%	20.9%		21.7%
IBNR incurred		(2.9)	0.9	2.3	(1.2)	0.1	2.5	4.4	1.6	3.4	0.1	2.3		1.4
Total catastrophe losses incurred		7.3	17.6	11.1	(3.0)	11.7	39.6	5.5	14.5	22.3	11.9	18.7		13.1
Remaining incurred		28.4	28.2	23.5	24.5	30.3	29.8	28.5	25.9	29.2	26.7	29.6		28.2
Total loss ratio		52.8%	66.7%	55.9%	44.1%	65.4%	91.2%	58.4%	61.4%	74.6%	58.4%	71.5%		64.4%
Commercial Lines
New losses greater than $4,000,000		3.4%	0.7%	1.9%	3.9%	3.2%	1.1%	1.9%	1.3%	1.5%	2.0%	2.1%		2.6%
New losses $1,000,000-$4,000,000		4.9	5.5	4.2	6.5	7.3	5.5	7.5	4.9	6.5	4.9	6.8		6.7
New losses $250,000-$1,000,000		5.5	6.2	5.5	6.0	8.1	7.4	6.9	5.9	7.1	5.8	7.5		7.1
Case reserve development above $250,000		9.3	8.7	11.2	10.3	9.3	8.7	5.7	9.9	7.2	9.7	7.9		8.5
Large losses subtotal		23.1%	21.1%	22.8%	26.7%	27.9%	22.7%	22.0%	22.0%	22.3%	22.4%	24.3%		24.9%
IBNR incurred		(3.4)	1.1	0.0	(0.8)	0.2	2.0	4.4	0.5	3.3	(0.8)	2.2		1.4
Total catastrophe losses incurred		7.1	15.1	6.8	(3.2)	10.4	29.6	4.9	11.0	17.1	9.6	14.7		10.2
Remaining incurred		22.7	22.3	18.4	17.8	23.3	23.3	24.2	20.5	23.7	21.2	23.6		22.1
Total loss ratio		49.5%	59.6%	48.0%	40.5%	61.8%	77.6%	55.5%	54.0%	66.4%	52.4%	64.8%		58.6%
Personal Lines
New losses greater than $4,000,000		0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%		0.0%
New losses $1,000,000-$4,000,000		3.7	6.4	2.3	3.9	2.2	2.0	4.8	4.4	3.5	4.1	3.0		3.3
New losses $250,000-$1,000,000		6.1	8.4	4.0	6.9	6.0	5.4	7.1	6.2	6.2	6.2	6.1		6.3
Case reserve development above $250,000		0.5	1.2	0.9	4.2	1.9	2.3	1.7	1.1	2.0	0.9	2.0		2.5
Large losses subtotal		10.3%	16.0%	7.2%	15.0%	10.1%	9.7%	13.6%	11.7%	11.7%	11.2%	11.1%		12.1%
IBNR incurred		(4.6)	(1.6)	6.6	(1.6)	(1.5)	2.4	2.3	2.5	2.3	0.1	1.0		0.3
Total catastrophe losses incurred		8.8	26.2	23.3	(3.0)	16.4	73.0	7.4	24.8	39.2	19.3	31.4		22.5
Remaining incurred		46.2	46.6	39.1	44.7	53.5	50.6	41.6	42.8	46.0	44.0	48.6		47.6
Total loss ratio		60.7%	87.2%	76.2%	55.1%	78.5%	135.7%	64.9%	81.8%	99.2%	74.6%	92.1%		82.5%
Excess & Surplus Lines
New losses greater than $4,000,000		0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%		0.0%
New losses $1,000,000-$4,000,000		4.3	4.4	11.1	0.0	0.0	0.0	0.0	7.7	0.0	6.5	0.0		0.0
New losses $250,000-$1,000,000		15.0	16.5	17.7	22.6	13.5	12.4	25.8	17.1	18.7	16.3	16.8		18.4
Case reserve development above $250,000		8.8	6.4	5.6	7.6	9.3	2.4	2.7	6.0	2.6	7.0	5.1		5.8
Large losses subtotal		28.1%	27.3%	34.4%	30.2%	22.8%	14.8%	28.5%	30.8%	21.3%	29.8%	21.9%		24.2%
IBNR incurred		25.9	21.0	22.2	(10.4)	12.5	17.1	26.1	21.6	21.3	23.2	18.1		10.1
Total catastrophe losses incurred		0.5	3.4	3.7	(0.4)	2.4	4.2	2.8	3.5	3.5	2.4	3.1		2.2
Remaining incurred		10.0	8.1	5.4	14.5	3.4	13.4	20.2	6.8	16.6	7.9	11.8		12.5
Total loss ratio		64.5%	59.8%	65.7%	33.9%	41.1%	49.5%	77.6%	62.7%	62.7%	63.3%	54.9%		49.0%

*Certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.

* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF 2012 Third-Quarter Supplemental Financial Data

10

Cincinnati Insurance Companies
Loss Claim Count Detail

	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/12	9/30/12	6/30/12	3/31/12	12/31/11	9/30/11	6/30/11	3/31/11	6/30/12	6/30/11	9/30/12	9/30/11	12/31/12	12/31/11
Consolidated
New losses greater than $4,000,000		4	1	2	4	3	1	2	3	3	7	6		10
New losses $1,000,000-$4,000,000		27	29	19	23	25	18	30	48	48	75	73		96
New losses $250,000-$1,000,000		116	130	101	115	129	122	122	231	244	347	373		488
Case reserve development above $250,000		86	78	86	108	84	81	68	164	149	250	233		341
Large losses total		233	238	208	250	241	222	222	446	444	679	685		935
Commercial Lines
New losses greater than $4,000,000		4	1	2	4	3	1	2	3	3	7	6		10
New losses $1,000,000-$4,000,000		21	18	15	18	21	15	24	33	39	54	60		78
New losses $250,000-$1,000,000		78	77	70	76	98	97	85	147	182	225	280		356
Case reserve development above $250,000		79	64	81	90	72	70	59	145	129	224	201		291
Large losses total		182	160	168	188	194	183	170	328	353	510	547		735
Personal Lines
New losses greater than $4,000,000		-	-	-	-	-	-	-	-	-	-	-		-
New losses $1,000,000-$4,000,000		5	10	2	5	4	3	6	12	9	17	13		18
New losses $250,000-$1,000,000		31	44	21	31	26	20	29	65	49	96	75		106
Case reserve development above $250,000		3	8	4	15	9	10	8	12	18	15	27		42
Large losses total		39	62	27	51	39	33	43	89	76	128	115		166
Excess & Surplus Lines
New losses greater than $4,000,000		-	-	-	-	-	-	-	-	-	-	-		-
New losses $1,000,000-$4,000,000		1	1	2	-	-	-	-	3	-	4	-		-
New losses $250,000-$1,000,000		7	9	10	8	5	5	8	19	13	26	18		26
Case reserve development above $250,000		4	6	1	3	3	1	1	7	2	11	5		8
Large losses total		12	16	13	11	8	6	9	29	15	41	23		34

The sum of quarterly amounts may not equal the full year as each is computed independently.

* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF 2012 Third-Quarter Supplemental Financial Data

11

Consolidated Cincinnati Insurance Companies Agency Direct Written Premiums by Agency State by Line of Business for the Nine Months Ended September 30, 2012

(Dollars in millions)	Commercial Lines							Personal Lines				Consolidated		Comm'l	Personal	E & S	Consol
Risk State	Comm Casualty	Comm Property	Comm Auto	Workers' Comp	Spec Packages	Surety & Exec Risk	Mach. & Equipment	Personal Auto	Home Owner	Other Personal	E & S Lines	2012 Total	2011 Total	Change %	Change %	Change %	Change %

OH	$107.5	$79.6	$50.7	$-	$15.2	$18.6	$4.5	$97.6	$77.7	$26.9	$8.2	$485.9	$452.6	9.3	4.9	7.4	7.4
IL	45.3	33.5	21.3	39.8	9.6	5.4	2.6	24.4	20.1	6.4	5.5	214.1	201.2	4.5	10.6	29.7	6.4
IN	36.6	30.9	18.4	22.6	6.0	5.1	2.5	25.6	25.6	6.5	7.0	186.9	169.3	10.7	8.7	19.5	10.4
PA	37.7	26.1	25.8	37.8	7.8	5.4	1.8	7.6	5.9	3.0	3.2	162.4	149.0	7.8	16.1	30.0	8.9
GA	21.5	19.4	15.5	9.2	6.3	4.6	1.1	26.7	26.6	7.7	5.9	144.5	129.4	12.8	7.9	44.1	11.7
NC	25.5	24.2	15.1	13.9	11.8	6.2	1.6	16.5	12.1	4.7	2.9	134.6	119.6	7.3	31.6	18.9	12.7
MI	27.1	18.0	12.6	14.1	7.4	4.7	1.6	18.4	15.6	3.3	3.7	126.5	106.9	12.3	33.0	42.7	18.5
KY	16.8	19.4	11.8	2.4	5.1	2.4	1.1	19.5	16.7	4.2	2.9	102.4	95.2	7.0	7.2	27.7	7.6
TN	20.1	18.8	13.1	7.1	8.1	4.0	1.3	10.3	11.4	3.7	1.9	100.0	88.2	10.7	19.3	61.5	13.4
VA	22.1	18.8	14.0	13.6	4.0	5.3	1.2	8.1	7.0	2.6	2.9	99.5	94.1	3.7	9.6	53.6	5.7
WI	21.1	15.8	9.4	23.3	3.1	2.3	1.5	7.0	6.7	2.8	2.3	95.3	83.2	16.5	4.3	38.3	14.6
AL	14.9	16.2	6.9	0.8	6.8	2.3	0.9	14.0	22.5	5.0	3.0	93.2	83.2	15.6	7.2	27.6	12.0
MO	18.1	16.8	10.1	8.9	5.0	2.3	1.1	4.0	5.7	1.3	3.5	76.7	69.5	8.8	16.2	24.8	10.4
MN	17.6	14.3	7.1	6.5	2.7	1.9	1.1	9.3	8.8	3.4	2.4	75.2	62.6	12.5	42.0	29.8	20.1
IA	14.0	11.6	6.7	15.2	2.9	3.1	1.2	3.8	3.9	1.4	1.4	65.2	62.2	3.6	9.2	41.5	5.0
TX	22.1	15.8	13.2	1.8	0.9	1.5	1.2	-	-	-	6.3	62.8	46.5	37.1	(16.3)	18.5	34.9
FL	16.3	14.4	5.9	1.0	0.8	1.5	0.6	6.4	8.5	1.7	2.5	59.5	63.3	(7.1)	(6.4)	24.0	(5.9)
NY	25.1	8.6	8.6	1.6	1.0	2.3	0.7	0.4	0.2	-	0.9	49.4	45.2	8.8	(85.3)	34.5	7.9
MD	12.2	6.8	9.1	8.3	1.0	2.0	0.5	2.1	2.3	0.7	1.3	46.2	39.1	15.3	48.1	20.1	18.3
AR	7.0	10.4	4.7	1.9	4.4	1.1	0.6	4.0	4.4	1.2	1.6	41.3	35.7	11.2	32.7	29.5	16.2
KS	6.4	8.4	3.7	5.1	2.6	1.3	0.6	3.8	5.1	1.1	0.9	38.9	36.5	5.0	7.8	63.0	6.6
UT	9.4	4.8	6.1	-	0.8	2.3	0.3	5.1	2.3	0.5	1.1	32.6	26.8	18.6	33.2	19.5	21.8
SC	8.0	6.7	5.1	2.8	1.8	1.5	0.3	2.7	1.9	0.6	0.8	32.1	28.3	9.1	41.7	36.7	14.0
AZ	9.1	6.0	7.5	1.8	0.7	0.8	0.4	2.1	1.6	0.6	1.2	31.8	26.6	15.3	53.6	20.4	19.5
MT	9.2	5.5	5.0	-	0.8	0.5	0.4	1.7	1.5	0.4	0.3	25.3	23.5	6.5	16.2	(7.3)	7.6
NE	5.5	5.6	2.8	5.2	1.2	0.8	0.3	0.6	0.7	0.2	1.0	24.0	20.9	15.5	1.6	27.1	15.0
ID	7.6	4.7	4.7	0.1	0.7	0.9	0.3	1.7	1.1	0.3	0.6	22.7	19.2	16.4	25.7	28.7	17.8
WV	6.4	4.6	4.4	1.4	1.9	0.5	0.3	-	0.4	0.1	1.6	21.7	17.6	24.2	(4.7)	22.2	23.1
VT	3.0	2.8	2.1	5.2	0.7	0.8	0.2	1.0	1.0	0.3	0.6	17.7	16.3	7.9	7.0	55.4	9.0
CO	5.6	5.3	3.7	0.3	-	0.9	0.4	-	0.2	-	0.8	17.1	12.3	37.9	24.7	59.0	38.6
ND	5.1	3.5	2.8	-	1.0	0.5	0.3	0.5	0.5	0.2	0.3	14.6	12.2	20.0	10.8	48.9	19.6
NH	2.1	1.8	1.1	1.6	0.4	0.4	0.1	1.3	1.2	0.4	0.4	10.9	10.5	(7.1)	48.9	6.2	3.9
WA	3.4	1.7	2.6	-	-	0.6	0.2	-	-	-	0.8	9.4	7.8	20.7	24.9	14.5	20.1
SD	2.2	1.9	1.2	2.3	0.4	0.4	0.1	-	-	-	0.4	9.0	7.6	18.0	(10.2)	20.8	18.0
DE	2.7	1.9	1.6	1.8	0.3	0.4	0.2	-	-	-	0.1	8.9	7.3	21.0	14.2	nm	21.9
NM	2.9	1.4	1.6	0.7	0.1	1.1	0.1	-	-	-	0.4	8.3	5.8	42.9	(25.6)	12.6	41.1
OR	2.0	1.2	1.4	0.1	-	0.5	0.1	-	-	-	1.3	6.7	3.7	65.2	(27.5)	166.2	78.4
WY	1.2	0.9	0.5	-	-	0.3	-	-	-	-	0.3	3.2	2.5	29.1	(5.8)	34.6	29.4
CT	0.9	0.9	0.5	0.2	-	0.2	0.1	-	-	0.2	0.2	3.2	1.6	102.8	10.5	57.4	98.7
All Other	2.5	1.9	1.8	3.5	0.6	1.3	0.1	-	-	-	0.9	12.5	10.2	18.1	(24.0)	209.3	23.0
Total	$623.7	$491.1	$340.3	$262.0	$123.7	$97.8	$33.5	$325.9	$299.6	$91.3	$83.3	$2,772.3	$2,493.3	10.4	11.5	29.0	11.2
Other Direct	-	0.8	-	2.6	-	-	-	-	0.1	-	-	3.6	3.2	15.9	(32.1)	nm	12.6
Total Direct	$623.7	$491.9	$340.3	$264.6	$123.7	$97.8	$33.5	$325.9	$299.7	$91.3	$83.3	$2,775.9	$2,496.5	10.4	11.5	29.0	11.2

Dollar amounts shown are rounded to the nearest hundred thousand; certain amounts may not add due to rounding. Percentage changes are calculated based on whole dollar amounts.

CINF 2012 Third-Quarter Supplemental Financial Data

12

Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/12	9/30/12	6/30/12	3/31/12	12/31/11	9/30/11	6/30/11	3/31/11	6/30/12	6/30/11	9/30/12	9/30/11	12/31/12	12/31/11
Commercial casualty:
Written premiums		$200	$202	$202	$169	$175	$177	$189	$404	$366	$604	$541		$710
Earned premiums		197	191	181	179	180	180	172	372	352	569	532		711
Current accident year before catastrophe losses		52.1%	67.2%	70.2%	70.4%	64.1%	66.0%	78.8%	68.7%	72.3%	63.0%	69.5%		69.7%
Current accident year catastrophe losses		-	-	-	-	-	-	-	-	-	-	-		-
Prior accident years before catastrophe losses		(12.9)	(29.2)	(26.7)	11.6	(26.7)	(27.2)	(32.3)	(28.0)	(29.7)	(22.8)	(28.7)		(18.5)
Prior accident years catastrophe losses		-	-	-	-	-	-	-	-	-	-	-		-
Total loss and loss expense ratio		39.2%	38.0%	43.5%	82.0%	37.4%	38.8%	46.5%	40.7%	42.6%	40.2%	40.8%		51.2%
Commercial property:
Written premiums		$150	$146	$141	$125	$132	$123	$132	$287	$255	$437	$387		$512
Earned premiums		138	134	131	128	128	115	126	265	241	403	369		497
Current accident year before catastrophe losses		45.3%	55.3%	57.2%	31.1%	77.6%	76.8%	64.8%	56.2%	70.5%	52.5%	73.0%		62.1%
Current accident year catastrophe losses		29.6	56.7	31.4	(5.3)	33.8	78.8	15.2	44.3	45.6	39.2	41.5		29.4
Prior accident years before catastrophe losses		(2.1)	(3.4)	(4.4)	(17.5)	(4.9)	(1.7)	8.0	(4.0)	3.4	(3.3)	0.5		(4.1)
Prior accident years catastrophe losses		(0.7)	1.3	(5.8)	(5.3)	3.7	1.1	3.4	(2.2)	2.3	(1.7)	2.8		0.7
Total loss and loss expense ratio		72.1%	109.9%	78.4%	3.0%	110.2%	155.0%	91.4%	94.3%	121.8%	86.7%	117.8%		88.1%
Commercial auto:
Written premiums		$109	$115	$114	$100	$96	$102	$107	$229	$209	$338	$305		$405
Earned premiums		108	106	101	102	100	96	96	207	192	315	292		394
Current accident year before catastrophe losses		71.1%	71.8%	73.9%	81.3%	67.8%	72.6%	76.5%	72.8%	74.5%	72.2%	72.2%		74.5%
Current accident year catastrophe losses		0.8	3.2	1.4	(1.5)	2.5	6.2	0.3	2.4	3.3	1.8	3.0		1.9
Prior accident years before catastrophe losses		4.9	(1.8)	(11.9)	3.1	3.5	(11.0)	(24.2)	(6.8)	(17.6)	(2.7)	(10.3)		(6.9)
Prior accident years catastrophe losses		(0.2)	(0.3)	(0.5)	-	(0.1)	(0.1)	(0.4)	(0.4)	(0.2)	(0.3)	(0.2)		(0.2)
Total loss and loss expense ratio		76.6%	72.9%	62.9%	82.9%	73.7%	67.7%	52.2%	68.0%	60.0%	71.0%	64.7%		69.3%
Workers' compensation:
Written premiums		$78	$86	$93	$78	$71	$73	$90	$179	$163	$257	$234		$312
Earned premiums		89	85	81	83	78	81	76	166	157	255	235		318
Current accident year before catastrophe losses		80.8%	80.8%	82.7%	64.5%	119.2%	108.5%	95.6%	81.7%	102.3%	81.5%	107.9%		96.6%
Current accident year catastrophe losses		-	-	-	-	-	-	-	-	-	-	-		-
Prior accident years before catastrophe losses		(25.7)	(14.3)	(19.0)	(58.2)	(28.4)	(28.9)	(4.1)	(16.6)	(16.9)	(19.8)	(20.7)		(30.5)
Prior accident years catastrophe losses		-	-	-	-	-	-	-	-	-	-	-		-
Total loss and loss expense ratio		55.1%	66.5%	63.7%	6.3%	90.8%	79.6%	91.5%	65.1%	85.4%	61.7%	87.2%		66.1%
Specialty package:
Written premiums		$39	$38	$40	$37	$36	$27	$37	$78	$64	$117	$100		$137
Earned premiums		37	37	38	38	36	27	37	75	64	112	100		138
Current accident year before catastrophe losses		56.7%	72.8%	66.4%	42.8%	91.6%	93.8%	62.7%	69.6%	75.7%	65.3%	81.5%		70.9%
Current accident year catastrophe losses		29.3	23.9	24.8	(3.0)	25.7	223.8	9.2	24.4	99.4	26.0	72.7		51.8
Prior accident years before catastrophe losses		9.1	(3.0)	(14.0)	(20.6)	19.6	1.8	15.1	(8.5)	9.5	(2.7)	13.2		3.9
Prior accident years catastrophe losses		(14.8)	(0.2)	(12.6)	0.8	(0.9)	(0.7)	(1.5)	(6.5)	(1.1)	(9.2)	(1.1)		(0.6)
Total loss and loss expense ratio		80.3%	93.5%	64.6%	20.0%	136.0%	318.7%	85.5%	79.0%	183.5%	79.4%	166.3%		126.0%
Surety and executive risk:
Written premiums		$31	$29	$27	$26	$28	$26	$24	$56	$50	$87	$78		$104
Earned premiums		28	27	27	27	26	25	25	54	50	82	76		103
Current accident year before catastrophe losses		60.4%	72.1%	49.2%	96.4%	54.7%	47.9%	54.7%	60.9%	51.3%	60.7%	52.4%		63.7%
Current accident year catastrophe losses		-	-	-	-	-	-	-	-	-	-	-		-
Prior accident years before catastrophe losses		(17.2)	10.3	34.8	38.8	32.5	19.4	41.4	22.3	30.2	8.9	31.0		33.0
Prior accident years catastrophe losses		-	-	-	-	-	-	-	-	-	-	-		-
Total loss and loss expense ratio		43.2%	82.4%	84.0%	135.2%	87.2%	67.3%	96.1%	83.2%	81.5%	69.6%	83.4%		96.7%
Machinery and equipment:
Written premiums		$12	$10	$9	$11	$9	$9	$9	$19	$18	$31	$27		$38
Earned premiums		10	10	9	10	9	9	8	19	17	29	26		36
Current accident year before catastrophe losses		19.9%	23.8%	36.0%	10.0%	38.7%	32.0%	28.2%	29.8%	30.1%	26.4%	33.1%		26.9%
Current accident year catastrophe losses		-	-	-	(2.3)	2.4	0.2	0.2	-	0.2	-	0.9		0.1
Prior accident years before catastrophe losses		(3.9)	(2.5)	3.2	(7.8)	(1.6)	6.9	8.5	0.4	7.7	(1.1)	4.5		1.2
Prior accident years catastrophe losses		-	-	-	-	-	-	-	-	-	-	-		-
Total loss and loss expense ratio		16.0%	21.3%	39.2%	(0.1)%	39.5%	39.1%	36.9%	30.2%	38.0%	25.3%	38.5%		28.2%

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF 2012 Third-Quarter Supplemental Financial Data

13

Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/12	9/30/12	6/30/12	3/31/12	12/31/11	9/30/11	6/30/11	3/31/11	6/30/12	6/30/11	9/30/12	9/30/11	12/31/12	12/31/11

Personal auto:
Written premiums		$117	$115	$91	$92	$107	$104	$82	$206	$186	$323	$293		$385
Earned premiums		101	100	98	95	94	90	89	198	179	299	273		368
Current accident year before catastrophe losses		68.2%	78.0%	73.5%	103.4%	66.6%	67.3%	68.2%	75.8%	67.7%	73.2%	67.4%		76.7%
Current accident year catastrophe losses		(3.1)	9.7	5.1	(0.9)	1.5	10.3	1.3	7.4	5.8	3.9	4.3		3.0
Prior accident years before catastrophe losses		(5.2)	(4.7)	(8.1)	4.8	1.7	(5.0)	(5.3)	(6.4)	(5.1)	(6.0)	(2.8)		(0.8)
Prior accident years catastrophe losses		(0.3)	(0.7)	(0.8)	-	(0.1)	(0.1)	(0.4)	(0.8)	(0.2)	(0.6)	(0.2)		(0.2)
Total loss and loss expense ratio		59.6%	82.3%	69.7%	107.3%	69.7%	72.5%	63.8%	76.0%	68.2%	70.5%	68.7%		78.7%

Homeowner:
Written premiums		$105	$103	$77	$79	$87	$78	$68	$180	$146	$285	$233		$312
Earned premiums		90	87	84	78	74	66	76	171	142	261	216		294
Current accident year before catastrophe losses		80.7%	74.0%	63.0%	62.8%	86.2%	97.8%	71.4%	68.6%	83.6%	72.8%	84.5%		78.7%
Current accident year catastrophe losses		28.1	59.2	60.4	(5.3)	40.3	175.4	22.1	59.8	92.7	48.9	74.7		53.6
Prior accident years before catastrophe losses		(11.9)	(6.0)	(2.9)	(13.3)	(6.1)	(0.5)	2.6	(4.5)	1.1	(7.1)	(1.4)		(4.5)
Prior accident years catastrophe losses		(4.9)	(5.7)	(9.8)	(0.2)	(1.8)	(0.1)	(5.8)	(7.7)	(3.1)	(6.8)	(2.7)		(2.0)
Total loss and loss expense ratio		92.0%	121.5%	110.7%	44.0%	118.6%	272.6%	90.3%	116.2%	174.3%	107.8%	155.1%		125.8%

Other personal:
Written premiums		$31	$32	$25	$25	$28	$28	$23	$57	$51	$88	$79		$104
Earned premiums		28	27	27	26	25	24	25	54	49	82	74		100
Current accident year before catastrophe losses		46.2%	68.6%	63.1%	52.7%	87.0%	88.2%	55.9%	65.9%	71.9%	59.2%	77.0%		70.7%
Current accident year catastrophe losses		18.4	6.0	11.7	(0.8)	10.4	34.5	3.8	8.8	19.0	12.1	16.1		11.7
Prior accident years before catastrophe losses		(30.4)	6.2	(22.1)	(18.8)	(36.4)	(18.4)	2.3	(7.8)	(7.9)	(15.5)	(17.6)		(17.9)
Prior accident years catastrophe losses		(1.2)	(1.2)	(3.1)	(0.1)	(0.6)	(0.5)	(0.8)	(2.1)	(0.6)	(1.8)	(0.6)		(0.5)
Total loss and loss expense ratio		33.0%	79.6%	49.6%	33.0%	60.4%	103.8%	61.2%	64.8%	82.4%	54.0%	74.9%		64.0%

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF 2012 Third-Quarter Supplemental Financial Data

14

Cincinnati Insurance Companies Consolidated
Loss and Loss Expense Analysis

(In millions)						Change in	Total
		Paid		Change in	Change in	loss	change			Loss
	Paid	loss	Total	case	IBNR	expense	in	Case	IBNR	expense	Total
	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred
Gross loss and loss expense incurred for the nine months ended September 30, 2012
Commercial casualty	$219	$101	$320	$(33)	$(27)	$(21)	$(81)	$186	$(27)	$80	$239
Commercial property	289	23	312	44	11	3	58	333	11	26	370
Commercial auto	195	31	226	(4)	1	1	(2)	191	1	32	224
Workers' compensation	158	34	192	(22)	-	(6)	(28)	136	-	28	164
Specialty packages	82	14	96	(6)	(2)	(3)	(11)	76	(2)	11	85
Surety and executive risk	40	15	55	7	(1)	(3)	3	47	(1)	12	58
Machinery and equipment	7	-	7	(2)	1	1	-	5	1	1	7
Total commercial lines	990	218	1,208	(16)	(17)	(28)	(61)	974	(17)	190	1,147

Personal auto	179	30	209	3	-	-	3	182	-	30	212
Homeowners	251	22	273	17	(6)	3	14	268	(6)	25	287
Other personal	39	2	41	1	-	-	1	40	-	2	42
Total personal lines	469	54	523	21	(6)	3	18	490	(6)	57	541

Commercial casualty & property	12	5	17	20	16	7	43	32	16	12	60
Total excess & surplus lines	12	5	17	20	16	7	43	32	16	12	60
Total property casualty	$1,471	$277	$1,748	$25	$(7)	$(18)	$-	$1,496	$(7)	$259	$1,748

Ceded loss and loss expense incurred for the nine months ended September 30, 2012
Commercial casualty	$7	$1	$8	$10	$(5)	$(1)	$4	$17	$(5)	$-	$12
Commercial property	23	1	24	(5)	-	-	(5)	18	-	1	19
Commercial auto	-	-	-	1	(1)	-	-	1	(1)	-	-
Workers' compensation	8	-	8	-	(1)	-	(1)	8	(1)	-	7
Specialty packages	13	-	13	(15)	(2)	-	(17)	(2)	(2)	-	(4)
Surety and executive risk	2	-	2	(2)	-	-	(2)	-	-	-	-
Machinery and equipment	-	-	-	-	-	-	-	-	-	-	-
Total commercial lines	53	2	55	(11)	(9)	(1)	(21)	42	(9)	1	34

Personal auto	1	-	1	-	(1)	-	(1)	1	(1)	-	-
Homeowners	17	-	17	(4)	(7)	-	(11)	13	(7)	-	6
Other personal	1	-	1	(1)	(1)	-	(2)	-	(1)	-	(1)
Total personal lines	19	-	19	(5)	(9)	-	(14)	14	(9)	-	5

Commercial casualty & property	-	-	-	4	1	-	5	4	1	-	5
Total excess & surplus lines	-	-	-	4	1	-	5	4	1	-	5
Total property casualty	$72	$2	$74	$(12)	$(17)	$(1)	$(30)	$60	$(17)	$1	$44

Net loss and loss expense incurred for the nine months ended September 30, 2012
Commercial casualty	$212	$100	$312	$(43)	$(22)	$(20)	$(85)	$169	$(22)	$80	$227
Commercial property	266	22	288	49	11	3	63	315	11	25	351
Commercial auto	195	31	226	(5)	2	1	(2)	190	2	32	224
Workers' compensation	150	34	184	(22)	1	(6)	(27)	128	1	28	157
Specialty packages	69	14	83	9	-	(3)	6	78	-	11	89
Surety and executive risk	38	15	53	9	(1)	(3)	5	47	(1)	12	58
Machinery and equipment	7	-	7	(2)	1	1	-	5	1	1	7
Total commercial lines	937	216	1,153	(5)	(8)	(27)	(40)	932	(8)	189	1,113

Personal auto	178	30	208	3	1	-	4	181	1	30	212
Homeowners	234	22	256	21	1	3	25	255	1	25	281
Other personal	38	2	40	2	1	-	3	40	1	2	43
Total personal lines	450	54	504	26	3	3	32	476	3	57	536

Commercial casualty & property	12	5	17	16	15	7	38	28	15	12	55
Total excess & surplus lines	12	5	17	16	15	7	38	28	15	12	55
Total property casualty	$1,399	$275	$1,674	$37	$10	$(17)	$30	$1,436	$10	$258	$1,704

CINF 2012 Third-Quarter Supplemental Financial Data

15

Cincinnati Insurance Companies Consolidated
Loss and Loss Expense Analysis

(In millions)						Change in	Total
		Paid		Change in	Change in	loss	change			Loss
	Paid	loss	Total	case	IBNR	expense	in	Case	IBNR	expense	Total
	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred
Gross loss and loss expense incurred for the three months ended September 30, 2012
Commercial casualty	$72	$31	$103	$(7)	$(4)	$(4)	$(15)	$65	$(4)	$27	$88
Commercial property	111	9	120	21	(32)	3	(8)	132	(32)	12	112
Commercial auto	69	10	79	3	1	2	6	72	1	12	85
Workers' compensation	51	9	60	(10)	4	(3)	(9)	41	4	6	51
Specialty packages	33	5	38	(2)	(5)	(2)	(9)	31	(5)	3	29
Surety and executive risk	14	4	18	7	3	(12)	(2)	21	3	(8)	16
Machinery and equipment	2	-	2	1	(2)	1	-	3	(2)	1	2
Total commercial lines	352	68	420	13	(35)	(15)	(37)	365	(35)	53	383

Personal auto	61	9	70	-	(7)	(2)	(9)	61	(7)	7	61
Homeowners	98	9	107	3	(27)	2	(22)	101	(27)	11	85
Other personal	13	1	14	-	(5)	-	(5)	13	(5)	1	9
Total personal lines	172	19	191	3	(39)	-	(36)	175	(39)	19	155

Commercial casualty & property	5	2	7	7	6	3	16	12	6	5	23
Total excess & surplus lines	5	2	7	7	6	3	16	12	6	5	23
Total property casualty	$529	$89	$618	$23	$(68)	$(12)	$(57)	$552	$(68)	$77	$561

Ceded loss and loss expense incurred for the three months ended September 30, 2012
Commercial casualty	$4	$-	$4	$7	$(1)	$-	$6	$11	$(1)	$-	$10
Commercial property	5	1	6	6	1	-	7	11	1	1	13
Commercial auto	-	-	-	1	-	-	1	1	-	-	1
Workers' compensation	3	-	3	(1)	1	-	-	2	1	-	3
Specialty packages	4	-	4	(5)	-	-	(5)	(1)	-	-	(1)
Surety and executive risk	3	-	3	2	-	-	2	5	-	-	5
Machinery and equipment	-	-	-	-	-	-	-	-	-	-	-
Total commercial lines	19	1	20	10	1	-	11	29	1	1	31

Personal auto	-	-	-	-	-	-	-	-	-	-	-
Homeowners	3	-	3	(1)	1	-	-	2	1	-	3
Other personal	-	-	-	-	-	-	-	-	-	-	-
Total personal lines	3	-	3	(1)	1	-	-	2	1	-	3

Commercial casualty & property	-	-	-	1	1	-	2	1	1	-	2
Total excess & surplus lines	-	-	-	1	1	-	2	1	1	-	2
Total property casualty	$22	$1	$23	$10	$3	$-	$13	$32	$3	$1	$36

Net loss and loss expense incurred for the three months ended September 30, 2012
Commercial casualty	$68	$31	$99	$(14)	$(3)	$(4)	$(21)	$54	$(3)	$27	$78
Commercial property	106	8	114	15	(33)	3	(15)	121	(33)	11	99
Commercial auto	69	10	79	2	1	2	5	71	1	12	84
Workers' compensation	48	9	57	(9)	3	(3)	(9)	39	3	6	48
Specialty packages	29	5	34	3	(5)	(2)	(4)	32	(5)	3	30
Surety and executive risk	11	4	15	5	3	(12)	(4)	16	3	(8)	11
Machinery and equipment	2	-	2	1	(2)	1	-	3	(2)	1	2
Total commercial lines	333	67	400	3	(36)	(15)	(48)	336	(36)	52	352

Personal auto	61	9	70	-	(7)	(2)	(9)	61	(7)	7	61
Homeowners	95	9	104	4	(28)	2	(22)	99	(28)	11	82
Other personal	13	1	14	-	(5)	-	(5)	13	(5)	1	9
Total personal lines	169	19	188	4	(40)	-	(36)	173	(40)	19	152

Commercial casualty & property	5	2	7	6	5	3	14	11	5	5	21
Total excess & surplus lines	5	2	7	6	5	3	14	11	5	5	21
Total property casualty	$507	$88	$595	$13	$(71)	$(12)	$(70)	$520	$(71)	$76	$525

CINF 2012 Third-Quarter Supplemental Financial Data

16

Consolidated Cincinnati Insurance Companies
Quarterly Property Casualty Data - Consolidated

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/12	9/30/12	6/30/12	3/31/12	12/31/11	9/30/11	6/30/11	3/31/11	6/30/12	6/30/11	9/30/12	9/30/11	12/31/12	12/31/11
Premiums
Agency renewal written premiums		$807	$798	$762	$712	$730	$717	$708	$1,560	$1,425	$2,367	$2,155		$2,867
Agency new business written premiums		130	131	108	103	115	117	102	239	219	369	334		437
Other written premiums		(38)	(26)	(27)	(55)	(54)	(66)	(31)	(53)	(97)	(91)	(151)		(206)
Reported written premiums – statutory*		$899	$903	$843	$760	$791	$768	$779	$1,746	$1,547	$2,645	$2,338		$3,098
Unearned premium change		(48)	(77)	(45)	25	(22)	(38)	(34)	(122)	(72)	(170)	(94)		(69)
Earned premiums		$851	$826	$798	$785	$769	$730	$745	$1,624	$1,475	$2,475	$2,244		$3,029
Year over year change %
Agency renewal written premiums		11%	11%	8%	10%	8%	5%	4%	9%	4%	10%	5%		7%
Agency new business written premiums		13	12	6	(4)	6	10	11	9	11	10	9		6
Other written premiums		30	61	13	(67)	(8)	(57)	(72)	45	(62)	40	(37)		(44)
Reported written premiums – statutory*		14	18	8	5	7	3	3	13	3	13	4		5
Paid losses and loss expenses
Losses paid		$507	$475	$415	$455	$481	$560	$404	$890	$964	$1,399	$1,442		$1,899
Loss expenses paid		88	97	90	90	85	82	85	189	166	275	251		342
Loss and loss expenses paid		$595	$572	$505	$545	$566	$642	$489	$1,079	$1,130	$1,674	$1,693		$2,241
Statutory combined ratio
Loss ratio		52.8%	66.7%	55.9%	44.0%	65.4%	91.2%	58.4%	61.4%	74.6%	58.4%	71.5%		64.4%
Allocated loss expense ratio		3.7	4.5	5.5	6.2	6.4	7.0	6.0	5.0	6.5	4.6	6.4		6.3
Unallocated loss expense ratio		5.2	6.3	6.1	5.4	7.3	5.9	6.7	6.3	6.3	5.9	6.7		6.3
Net underwriting expense ratio		31.8	30.2	31.3	32.9	31.1	31.3	32.2	30.7	31.8	31.1	31.5		31.9
Statutory combined ratio		93.5%	107.7%	98.8%	88.5%	110.2%	135.4%	103.3%	103.4%	119.2%	100.0%	116.1%		108.9%
Contribution from catastrophe losses		8.0	17.8	11.1	(2.8)	12.0	39.8	5.5	14.6	22.5	12.3	18.9		13.3
Statutory combined ratio excluding catastrophe losses		85.5%	89.9%	87.7%	91.3%	98.2%	95.6%	97.8%	88.8%	96.7%	87.7%	97.2%		95.6%
Commission expense ratio		18.4%	18.1%	18.9%	19.5%	18.2%	18.2%	18.4%	18.5%	18.3%	18.5%	18.2%		18.6%
Other expense ratio		13.4	12.1	12.4	13.4	12.9	13.1	13.8	12.2	13.5	12.6	13.3		13.3
Statutory expense ratio		31.8%	30.2%	31.3%	32.9%	31.1%	31.3%	32.2%	30.7%	31.8%	31.1%	31.5%		31.9%
GAAP combined ratio
GAAP combined ratio		94.8%	109.5%	99.1%	87.5%	110.6%	136.7%	104.1%	104.4%	120.2%	101.1%	117.0%		109.3%
Contribution from catastrophe losses		8.0	17.8	11.1	(2.8)	12.0	39.8	5.5	14.6	22.5	12.3	18.9		13.3
GAAP combined ratio excluding catastrophe losses		86.8%	91.7%	88.0%	90.3%	98.6%	96.9%	98.6%	89.8%	97.7%	88.8%	98.1%		96.0%

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

*nm - Not meaningful

* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF 2012 Third-Quarter Supplemental Financial Data

17

Consolidated Cincinnati Insurance Companies
Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/12	9/30/12	6/30/12	3/31/12	12/31/11	9/30/11	6/30/11	3/31/11	6/30/12	6/30/11	9/30/12	9/30/11	12/31/12	12/31/11
Premiums
Agency renewal written premiums		$557	$552	$571	$514	$507	$500	$542	$1,123	$1,042	$1,680	$1,549		$2,063
Agency new business written premiums		90	91	75	74	81	81	71	166	152	256	233		307
Other written premiums		(28)	(17)	(20)	(42)	(41)	(44)	(25)	(37)	(69)	(65)	(110)		(152)
Reported written premiums – statutory*		$619	$626	$626	$546	$547	$537	$588	$1,252	$1,125	$1,871	$1,672		$2,218
Unearned premium change		(12)	(36)	(58)	21	10	(4)	(48)	(94)	(52)	(106)	(42)		(21)
Earned premiums		$607	$590	$568	$567	$557	$533	$540	$1,158	$1,073	$1,765	$1,630		$2,197
Year over year change %
Agency renewal written premiums		10%	10%	5%	8%	6%	2%	2%	8%	2%	8%	3%		4%
Agency new business written premiums		11	12	6	(3)	9	11	8	9	9	10	9		6
Other written premiums		32	61	20	(62)	2	(33)	(127)	46	(57)	41	(28)		(36)
Reported written premiums – statutory*		13	17	6	4	7	1	0	11	0	12	3		3
Paid losses and loss expenses
Losses paid		$331	$320	$282	$329	$326	$327	$290	$602	$618	$937	$942		$1,273
Loss expenses paid		67	74	74	75	65	63	69	149	131	216	197		271
Loss and loss expenses paid		$398	$394	$356	$404	$391	$390	$359	$751	$749	$1,153	$1,139		$1,544
Statutory combined ratio
Loss ratio		49.5%	59.6%	48.0%	40.6%	61.8%	77.5%	55.5%	54.0%	66.4%	52.4%	64.8%		58.5%
Allocated loss expense ratio		4.0	5.0	6.8	7.7	7.7	8.9	7.0	5.8	8.0	5.2	7.9		7.9
Unallocated loss expense ratio		4.5	5.5	6.3	1.8	7.3	4.4	6.7	5.9	5.5	5.4	6.1		5.0
Net underwriting expense ratio		33.1	31.7	31.3	33.6	32.6	32.2	32.9	31.5	32.6	32.0	32.6		32.8
Statutory combined ratio		91.1%	101.8%	92.4%	83.7%	109.4%	123.0%	102.1%	97.2%	112.5%	95.0%	111.4%		104.2%
Contribution from catastrophe losses		7.5	15.2	6.8	(2.9)	10.7	29.7	4.9	11.2	17.2	9.9	14.9		10.4
Statutory combined ratio excluding catastrophe losses		83.6%	86.6%	85.6%	86.6%	98.7%	93.3%	97.2%	86.0%	95.3%	85.1%	96.5%		93.8%
Commission expense ratio		18.3%	17.8%	17.9%	18.9%	18.1%	17.7%	18.5%	17.8%	18.1%	18.0%	18.1%		18.3%
Other expense ratio		14.8	13.9	13.4	14.7	14.5	14.5	14.4	13.7	14.5	14.0	14.5		14.5
Statutory expense ratio		33.1%	31.7%	31.3%	33.6%	32.6%	32.2%	32.9%	31.5%	32.6%	32.0%	32.6%		32.8%
GAAP combined ratio
GAAP combined ratio		90.2%	103.5%	94.2%	83.9%	108.0%	124.2%	104.3%	98.9%	114.2%	95.9%	112.0%		104.8%
Contribution from catastrophe losses		7.5	15.2	6.8	(2.9)	10.7	29.7	4.9	11.2	17.2	9.9	14.9		10.4
GAAP combined ratio excluding catastrophe losses		82.7%	88.3%	87.4%	86.8%	97.3%	94.5%	99.4%	87.7%	97.0%	86.0%	97.1%		94.4%

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

*nm - Not meaningful

* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF 2012 Third-Quarter Supplemental Financial Data

18

Consolidated Cincinnati Insurance Companies

Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/12	9/30/12	6/30/12	3/31/12	12/31/11	9/30/11	6/30/11	3/31/11	6/30/12	6/30/11	9/30/12	9/30/11	12/31/12	12/31/11
Premiums
Agency renewal written premiums		$231	$227	$175	$185	$209	$205	$156	$402	$361	$633	$570		$755
Agency new business written premiums		31	29	24	22	25	26	22	53	48	84	73		95
Other written premiums		(9)	(6)	(6)	(11)	(12)	(21)	(5)	(12)	(26)	(21)	(38)		(49)
Reported written premiums – statutory*		$253	$250	$193	$196	$222	$210	$173	$443	$383	$696	$605		$801
Unearned premium change		(34)	(36)	16	3	(29)	(30)	17	(20)	(13)	(54)	(42)		(39)
Earned premiums		$219	$214	$209	$199	$193	$180	$190	$423	$370	$642	$563		$762
Year over year change %
Agency renewal written premiums		11%	11%	12%	11%	11%	10%	9%	11%	9%	11%	10%		10%
Agency new business written premiums		24	12	9	(4)	0	8	22	10	14	15	9		6
Other written premiums		25	71	(20)	(83)	(100)	(200)	17	54	(100)	45	(100)		(96)
Reported written premiums – statutory*		14	19	12	7	7	3	12	16	7	15	7		7
Paid losses and loss expenses
Losses paid		$169	$151	$130	$122	$151	$229	$109	$280	$338	$450	$488		$611
Loss expenses paid		19	21	15	14	18	18	15	37	33	54	51		66
Loss and loss expenses paid		$188	$172	$145	$136	$169	$247	$124	$317	$371	$504	$539		$677
Statutory combined ratio
Loss ratio		60.7%	87.2%	76.2%	55.1%	78.4%	135.7%	64.9%	81.8%	99.3%	74.6%	92.1%		82.5%
Allocated loss expense ratio		1.9	1.9	1.8	1.8	1.9	3.0	2.3	1.8	2.6	1.8	2.4		2.2
Unallocated loss expense ratio		6.9	8.8	5.6	16.0	7.0	10.7	6.9	7.2	8.8	7.2	8.2		10.2
Net underwriting expense ratio		28.8	26.5	31.2	31.0	27.4	29.0	30.3	28.6	29.5	28.6	28.8		29.3
Statutory combined ratio		98.3%	124.4%	114.8%	103.9%	114.7%	178.4%	104.4%	119.4%	140.2%	112.2%	131.5%		124.2%
Contribution from catastrophe losses		10.2	26.6	23.5	(2.7)	16.8	73.4	7.4	25.0	39.4	19.9	31.7		22.7
Statutory combined ratio excluding catastrophe losses		88.1%	97.8%	91.3%	106.6%	97.9%	105.0%	97.0%	94.4%	100.8%	92.3%	99.8%		101.5%
Commission expense ratio		17.9%	18.2%	21.3%	20.4%	17.6%	18.7%	17.9%	19.6%	18.3%	18.9%	18.1%		18.6%
Other expense ratio		10.9	8.3	9.9	10.6	9.8	10.3	12.4	9.0	11.2	9.7	10.7		10.7
Statutory expense ratio		28.8%	26.5%	31.2%	31.0%	27.4%	29.0%	30.3%	28.6%	29.5%	28.6%	28.8%		29.3%
GAAP combined ratio
GAAP combined ratio		105.7%	126.1%	110.9%	99.4%	119.9%	179.5%	101.5%	118.6%	139.4%	114.2%	132.7%		124.0%
Contribution from catastrophe losses		10.2	26.6	23.5	(2.7)	16.8	73.4	7.4	25.0	39.4	19.9	31.7		22.7
GAAP combined ratio excluding catastrophe losses		95.5%	99.5%	87.4%	102.1%	103.1%	106.1%	94.1%	93.6%	100.0%	94.3%	101.0%		101.3%

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. . Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

*nm - Not meaningful

* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF 2012 Third-Quarter Supplemental Financial Data

19

Consolidated Cincinnati Insurance Companies

Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/12	9/30/12	6/30/12	3/31/12	12/31/11	9/30/11	6/30/11	3/31/11	6/30/12	6/30/11	9/30/12	9/30/11	12/31/12	12/31/11
Premiums
Agency renewal written premiums		$19	$19	$16	$13	$14	$12	$10	$35	$22	$54	$36		$49
Agency new business written premiums		9	11	9	7	9	10	9	20	19	29	28		35
Other written premiums		(1)	(3)	(1)	(2)	(1)	(1)	(1)	(4)	(2)	(5)	(3)		(5)
Reported written premiums – statutory*		$27	$27	$24	$18	$22	$21	$18	$51	$39	$78	$61		$79
Unearned premium change		(2)	(5)	(3)	1	(3)	(4)	(3)	(8)	(7)	(10)	(10)		(9)
Earned premiums		$25	$22	$21	$19	$19	$17	$15	$43	$32	$68	$51		$70
Year over year change %
Agency renewal written premiums		36%	58%	60%	63%	56%	100%	67%	59%	83%	50%	71%		69%
Agency new business written premiums		0	10	0	(13)	(10)	11	13	5	12	4	4		0
Other written premiums		0	(200)	0	(100)	50	50	0	(100)	33	(67)	40		17
Reported written premiums – statutory*		23	29	33	20	29	62	38	31	50	28	42		36
Paid losses and loss expenses
Losses paid		$5	$4	$3	$3	$3	$4	$4	$7	$8	$12	$12		$15
Loss expenses paid		2	2	1	2	2	1	1	3	2	5	3		5
Loss and loss expenses paid		$7	$6	$4	$5	$5	$5	$5	$10	$10	$17	$15		$20
Statutory combined ratio
Loss ratio		64.5%	59.8%	65.7%	33.9%	41.1%	49.6%	77.6%	62.7%	62.8%	63.3%	54.9%		48.9%
Allocated loss expense ratio		11.9	15.1	10.6	5.6	11.2	(12.8)	19.1	12.8	2.2	12.6	5.5		5.5
Unallocated loss expense ratio		5.8	3.9	5.3	2.9	9.9	4.7	6.1	4.6	5.3	5.0	7.0		5.9
Net underwriting expense ratio		30.9	30.6	31.9	31.8	30.7	31.6	27.6	31.2	29.8	31.1	30.0		30.5
Statutory combined ratio		113.1%	109.4%	113.5%	74.2%	92.9%	73.1%	130.4%	111.3%	100.1%	112.0%	97.4%		90.8%
Contribution from catastrophe losses		0.7	3.5	3.7	(0.3)	2.5	4.4	2.8	3.5	3.6	2.5	3.2		2.2
Statutory combined ratio excluding catastrophe losses		112.4%	105.9%	109.8%	74.5%	90.4%	68.7%	127.6%	107.8%	96.5%	109.5%	94.2%		88.6%
Commission expense ratio		25.4%	25.3%	26.5%	26.0%	25.1%	24.5%	22.2%	25.8%	23.5%	25.7%	24.1%		24.5%
Other expense ratio		5.5	5.3	5.4	5.8	5.6	7.1	5.4	5.4	6.3	5.4	6.0		6.0
Statutory expense ratio		30.9%	30.6%	31.9%	31.8%	30.7%	31.6%	27.6%	31.2%	29.8%	31.1%	30.1%		30.5%
GAAP combined ratio
GAAP combined ratio		111.5%	110.7%	113.6%	73.7%	94.0%	75.9%	132.7%	112.1%	102.6%	111.9%	99.4%		92.2%
Contribution from catastrophe losses		0.7	3.5	3.7	(0.3)	2.5	4.4	2.8	3.5	3.6	2.5	3.2		2.2
GAAP combined ratio excluding catastrophe losses		110.8%	107.2%	109.9%	74.0%	91.5%	71.5%	129.9%	108.6%	99.0%	109.4%	96.2%		90.0%

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

*nm - Not meaningful

* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF 2012 Third-Quarter Supplemental Financial Data

20

The Cincinnati Life Insurance Company
Statutory Statements of Income

	For the Three Months Ended September 30,				For the Nine Months Ended September 30,
(Dollars in millions)	2012	2011	Change	% Change	2012	2011	Change	% Change

Net premiums written	$58	$60	$(2)	(3)	$184	$237	$(53)	(22)
Net investment income	36	34	2	6	105	104	1	1
Amortization of interest maintenance reserve	1	-	1	nm	1	-	1	nm
Commissions and expense allowances on reinsurance ceded	1	2	(1)	(50)	5	5	-	0
Income from fees associated with Separate Accounts	-	1	(1)	nm	1	2	(1)	(50)
Total revenues	$96	$97	$(1)	(1)	$296	$348	$(52)	(15)

Death benefits and matured endowments	$19	$17	$2	12	$54	$47	$7	15
Annuity benefits	9	11	(2)	(18)	36	37	(1)	(3)
Disability benefits and benefits under accident and health contracts	1	(1)	2	nm	1	(1)	2	nm
Surrender benefits and group conversions	5	7	(2)	(29)	17	19	(2)	(11)
Interest and adjustments on deposit-type contract funds	3	3	-	0	9	8	1	13
Increase in aggregate reserves for life and accident and health contracts	38	41	(3)	(7)	121	176	(55)	(31)
Payments on supplementary contracts with life contingencies	-	-	-	-	-	-	-	-
Total benefit expenses	$75	$78	$(3)	(4)	$238	$286	$(48)	(17)

Commissions	$9	$9	$-	0	$29	$31	$(2)	(6)
General insurance expenses and taxes	10	10	-	0	31	31	-	0
Increase in loading on deferred and uncollected premiums	(1)	(2)	1	50	(3)	(5)	2	40
Net transfers from Separate Accounts	-	-	-	-	-	-	-	-
Other deductions	-	-	-	-	-	-	-	-
Total operating expenses	$18	$17	$1	6	$57	$57	$-	0

Federal and foreign income tax provision (benefit)	-	1	(1)	-	(1)	13	(14)	nm

Net income (loss) from operations before realized capital gains	$3	$1	$2	200	$2	$(8)	$10	nm

Net realized gains (losses) net of capital gains tax	1	(1)	2	nm	1	(18)	19	nm

Net income (loss) (statutory)	$4	$-	$4	nm	$3	$(26)	$29	nm

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.

* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF 2012 Third-Quarter Supplemental Financial Data

21